LONG-TERM INVESTMENTS	12 Months Ended
Dec. 31, 2012
LONG-TERM INVESTMENTS [Abstract]
LONG-TERM INVESTMENTS

9. LONG-TERM INVESTMENTS

	December 31,
	2011	2012
Investments accounted for under equity method:
- Zhanxiang (a)	$7,089,995	$6,882,708
- Spreadzoom (b)	-	4,681,944
- Company C1 (c)	-	1,590,963
- Yun Zhi Lang (d)	-	1,441,416
- Able (e)	-	997,039

Investment accounted for under cost method:
- Micromax (f)	-	10,000,000
- Company C2 (c)	-	8,500,000
- Company G (g)	-	7,812,430
- Shanghai Mobil (h)	2,956,720	2,963,965
- Zoom (i)	2,900,000	2,900,000
- Thunder Software (j)	-	2,367,101
- Walden (k)	-	1,000,000
- Fingermedia & iFly (l)	-	753,067
- Others	547,612	922,728
Total	$13,494,327	$52,813,361

(a)	In December 2009, Spreadtrum Shanghai entered into a joint venture agreement with three other parties to form a joint venture to develop a piece of land adjacent to the Company's corporate headquarters in Shanghai, China. The joint venture is named Shanghai Zhanxiang Electronics Technology Co., Ltd. ("Zhanxiang"). The registered capital of Zhanxiang is RMB193.5 million (approximately $28.3 million) and Spreadtrum Shanghai would inject capital of RMB46.5 million (approximately $6.8 million) in exchange of 24% equity interest. In December 2009, Spreadtrum Shanghai injected RMB2 million in cash (approximately $0.3 million) into Zhanxiang. Spreadtrum Shanghai paid a deposit of RMB46.5 million (approximately $6.8 million) for land use rights to this parcel of land in 2007 and recorded such deposit in other long-term assets as of December 31, 2009. Under a series of agreements entered into by Spreadtrum Shanghai with other investors of Zhanxiang in 2009, Spreadtrum Shanghai agreed to exchange, in substance, the deposit it had paid for the land use rights as its capital contribution into Zhanxiang. In February 2010, Spreadtrum Shanghai received a refund of its deposit for the land use rights in the amount of RMB46.5 million (approximately $6.8 million). Thereafter, Spreadtrum Shanghai injected RMB44.4 million (approximately $6.5 million) into Zhanxiang to complete the capital contribution for its 24% equity interest in Zhanxiang.

(b)	In May 2012, Speadtrum Tianjin acquired 10% equity interests in Spreadzoom Technologies Co., Ltd. ("Spreadzoom") at a cash consideration of RMB30,000,000 (approximately $4.8 million). The main activities of Spreadzoom are development of manufacturing and trading of mobile devices.

Given the Company's ability to exercise significant influence over Spreadzoom via 2 board seats (out of a total of 7), Spreadzoom is considered a related party of the Company. During the year ended December 31, 2012, the Company earned an engineering service fee of $4.4 million from Spreadzoom, which is in the nature of a related party transaction.

(c)	In April 2012, the Company entered into agreements with a third party, as a result of which the Company made the following investments:

In May 2012, Speadtrum Shanghai acquired 10% equity interest of Company C1, an independent design house, at a cash consideration of RMB10,000,000 (approximately $1.6 million). The Company holds 1 seat on the board of directors in Company C1 out of a total of 3 and, hence, able to exercise significant influence over Company C1.

In July and August 2012, the Company acquired 10.0% equity interest of Company C2 at a cash consideration of $8,500,000. Company C2 had not commenced any significant operation as of December 31, 2012.

In April 2013, the Company entered into share transfer agreements with other shareholders of Company C1 and Company C2, pursuant to which the Company would transfer its entire interests in Company C1 and Company C2 to the respective other shareholder at a price equivalent to the Company's original investment amount, i.e., RMB10 million and $8,500,000, respectively.

(d)	In May 2012, Spreadtrum Shanghai entered into a joint venture agreement with a third party, pursuant to which a joint venture named Yun Zhi Lang Science and Technology Co., Ltd ("Yun Zhi Lang") was incorporated. As of December 31, 2012, Spreadtrum Shanghai had invested RMB10,000,000 in cash (approximately $1.6 million) and certain self-developed technology in to Yun Zhi Lang and obtained equity interests of 45% in Yun Zhi Lang. As of December 31, 2012, Yun Zhi Lang had not commenced any significant operation activities.

(e)	In second quarter 2012, the Company obtained 30% equity interests in Able Agenios Limited ("Able"), a France based mobile software developer, at a cash consideration of EURO1 million (approximately, $1.1 million).

(f)	In March 2012, Spreadtrum acquired 1.2% equity interest of Micromax Informatics Limited ("Micromax"), an India based mobile device manufacturer, at a cash consideration of USD10,000,000.

(g)	In March 2012, the Company set up a joint venture ("Company G") with a joint venture partner. As of December 31, 2012, the Company had invested RMB48.6 million (approximately, $7.8 million) and held 5% equity interests in Company G and Company G had not commenced any significant operation activity.

In March 2013, the Company entered into a share transfer agreement with the joint venture partner, pursuant to which the Company would transfer its entire interests in Company G to the joint venture partner at a price equivalent to the Company's original investment amount, i.e., RMB48.6 million.

(h)	In December 2010, Spreadtrum Tianjin acquired 4.0% equity interest of Shanghai Mobil Embedded Technology Co., Ltd. ("Shanghai Mobil") at a cash consideration of RMB18.6 million (approximately $2.8 million). The main activities of Shanghai Mobil are development of mobile phone related software platform, games and applications.

(i)	In October 2011, Spreadtrum acquired 8.3% equity interest of Zoom Technologies, Inc. ("Zoom") for cash consideration of $2.9 million. The main activities of Zoom are manufacturing, R&D and sale of the latest generation mobile phones and related products.

(j)	In June 2012, Speadtrum Tianjin acquired 3.0% equity interest of Thunder Software Technology Co., Ltd. ("Thunder Software") at a cash consideration of RMB 14,878,414 (approximately $2.4 million). Thunder Software is primarily engaged in the development and design of Android related software.

(k)	In May 2012, Speadtrum acquired 1.3% equity interest of Shanghai Walden Venture Capital Enterprise ("Walden"), a China based venture capital fund, at a cash consideration of USD 1,000,000.

(l)	In December 2012, the Company obtained 6% equity interests in Shenzhen Fingermedia Technology Co., Ltd ("Fingermedia") and Shenzhen iFly Communication Technology Co.,Ltd ("iFly"), who are handset original design manufacturers, with aggregate cash considerations of RMB4.7 million (approximately $0.8 million).

The Company accounted for investment in Zhanxiang, Spreadzoom, Company C1, Yun Zhi Lang and Able using the equity method of accounting due to the fact that the Company has significant influence on the companies, considering the Company's voting rights based on shareholding percentage among shareholders or the percentage of board seat the Company is entitled to in these investees. The Company recorded $114,560, $1,184,716 and $600,386 as its share of the net loss of the equity investment in 2010, 2011 and 2012, respectively. The Company accounted for investment in other equity investments using cost method as the Company does not have significant influence on these companies.